Exhibit 10.3

AMENDMENT NO. 1

This Amendment No. 1, dated as of February 12, 2020 (this “Amendment”), to that certain Credit Agreement, dated as of April 4, 2019 (as amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Credit Agreement”; the Credit Agreement, after giving effect to the effectiveness of this Amendment, the “Amended Credit Agreement”), by and among Dynasty Intermediate Co., Inc., a Delaware corporation (“Holdings”), Dynasty Acquisition Co., Inc., a Delaware corporation (the “U.S. Borrower”), Standard Aero Limited (as successor in interest to 1199169 B.C. Unlimited Liability Company), a British Columbia limited company (the “Canadian Borrower” and, together with the U.S. Borrower, the “Borrowers”), Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and the other financial institutions from time to time party thereto, is entered into by and among Holdings, the Borrowers, the Subsidiary Guarantors party hereto, the Administrative Agent, the Incremental Term Loan Lenders (as defined below), the 2020 Specified Refinancing Term Lenders (as defined below) and the other Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;

WHEREAS, (i) pursuant to Section 2.14 of the Credit Agreement, the U.S. Borrower may obtain a Term Commitment Increase (as defined in the Credit Agreement) with respect to the Initial Term B-1 Loans (as defined in the Credit Agreement) in an aggregate amount of $130,069,930 (the “2020 Term B-1 Commitment Increase”; the Term Loans made under the 2020 Term B-1 Commitment Increase, the “2020 Term B-1 Loans”) by, among other things, entering into this Amendment in accordance with the terms and conditions of the Credit Agreement, (ii) pursuant to Section 2.14 of the Credit Agreement, the Canadian Borrower may obtain a Term Commitment Increase with respect to the Initial Term B-2 Loans (as defined in the Credit Agreement) in an aggregate amount of $69,930,070 (the “2020 Term B-2 Commitment Increase” and, together with the 2020 Term B-1 Commitment Increase, the “2020 Term Commitment Increases”; the Term Loans made under the 2020 Term B-2 Commitment Increase, the “2020 Term B-2 Loans” and, together with the 2020 Term B-1 Loans, the “2020 Term Loans”) by, among other things, entering into this Amendment in accordance with the terms and conditions of the Credit Agreement, (iii) pursuant to Section 2.18 of the Credit Agreement, the U.S. Borrower may incur Specified Refinancing Debt in order to reprice the entire outstanding principal amount of the Initial Term B-1 Loans (including the 2020 Term B-1 Loans) outstanding under the Credit Agreement immediately after the funding of the 2020 Term B-1 Loans but prior to the funding of such Specified Refinancing Debt (collectively, the “Existing Term B-1 Loans”) by, among other things, entering into this Amendment pursuant to the terms and conditions of the Credit Agreement with Term Lenders agreeing to provide such Specified Refinancing Debt (each such Term Lender agreeing to provide 2020 Specified Refinancing Term B-1 Loans (as defined below) and any assignees thereof are referred to herein as “2020 Specified Refinancing Term B-1 Lenders”) and (iv) pursuant to Section 2.18 of the Credit Agreement, the Canadian Borrower may incur Specified Refinancing Debt in order to reprice the entire outstanding principal amount of the Initial Term B-2 Loans (including the 2020 Term B-2 Loans) outstanding under the Credit Agreement (collectively, the “Existing Term B-2 Loans” and, together with the Existing Term B-1 Loans, the “Existing Term Loans”) by, among other things, entering into this Amendment pursuant to the terms and conditions of the Credit Agreement with Term Lenders agreeing to provide such Specified Refinancing Debt (each such Term Lender agreeing to provide 2020 Specified Refinancing Term B-2 Loans (as defined below) and any assignees thereof are referred to herein as “2020 Specified Refinancing Term B-2 Lenders” and, together with the 2020 Specified Refinancing Term B-1 Lenders, the “2020 Specified Refinancing Term Lenders”);

WHEREAS, the U.S. Borrower has requested that the Incremental Term B-1 Loan Lender (as defined below) provide the 2020 Term B-1 Commitment Increase as indicated on Annex I attached hereto under the caption “2020 Term B-1 Commitment Increase”;

WHEREAS, the Canadian Borrower has requested that the Incremental Term B-2 Loan Lender (as defined below) provide the 2020 Term B-2 Commitment Increase as indicated on Annex I attached hereto under the caption “2020 Term B-2 Commitment Increase”;

WHEREAS, the U.S. Borrower has requested that the Lenders executing this Amendment as 2020 Specified Refinancing Term B-1 Lenders extend credit to the U.S. Borrower in the form of Specified Refinancing Term Loans (as defined in the Credit Agreement) to refinance Initial Term B-1 Loans in an aggregate principal amount of $1,521,582,430 (which amount shall include, for the avoidance of doubt, the 2020 Term B-1 Commitment Increase) (the “2020 Specified Refinancing Term B-1 Loans”; the facility in respect of the 2020 Specified Refinancing Term B-1 Loans, the “2020 Specified Refinancing Term B-1 Facility”);

WHEREAS, the Canadian Borrower has requested that the Lenders executing this Amendment as 2020 Specified Refinancing Term B-2 Lenders extend credit to the Canadian Borrower in the form of Specified Refinancing Term Loans to refinance Initial Term B-2 Loans in an aggregate principal amount of $818,055,070 (which amount shall include, for the avoidance of doubt, the 2020 Term B-2 Commitment Increase) (the “2020 Specified Refinancing Term B-2 Loans” and, together with the 2020 Specified Refinancing Term B-1 Loans, the “2020 Specified Refinancing Term Loans”; the facility in respect of the 2020 Specified Refinancing Term B-2 Loans, the “2020 Specified Refinancing Term B-2 Facility” and, together with the 2020 Specified Refinancing Term B-1 Facility, the “2020 Specified Refinancing Term Facilities”);

WHEREAS, each 2020 Specified Refinancing Term B-1 Lender has indicated its willingness to lend such 2020 Specified Refinancing Term B-1 Loans in the aggregate amount specified opposite its name on Annex II attached hereto under the caption “2020 Specified Refinancing Term B-1 Facility” on the terms and subject to the conditions herein, the proceeds of which will be used by the U.S. Borrower to repay the Existing Term B-1 Loans on the First Amendment Effective Date and as otherwise contemplated in this Amendment; and

WHEREAS, each 2020 Specified Refinancing Term B-2 Lender has indicated its willingness to lend such 2020 Specified Refinancing Term B-2 Loans in the aggregate amount specified opposite its name on Annex II attached hereto under the caption “2020 Specified Refinancing Term B-2 Facility” on the terms and subject to the conditions herein, the proceeds of which will be used by the Canadian Borrower to repay the Existing Term B-2 Loans on the First Amendment Effective Date;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. 2020 TERM COMMITMENT INCREASES.

1.1 2020 Term Commitment Increases.

(a) On and as of the First Amendment Effective Date, the party hereto providing the 2020 Term B-1 Commitment Increase as indicated on Annex I attached hereto under the caption “2020 Term B-1 Commitment Increase” (the “Incremental Term B-1 Loan Lender”) hereby provides the 2020 Term B-1 Commitment Increase set forth opposite its name on Annex I attached hereto under the caption “2020 Term B-1 Commitment Increase” on the terms and subject to the conditions provided for herein. The 2020 Term B-1 Commitment Increase shall terminate upon funding of the 2020 Term B-1 Loans.

(b) On and as of the First Amendment Effective Date, the party hereto providing the 2020 Term B-2 Commitment Increase as indicated on Annex I attached hereto under the caption “2020 Term B-2 Commitment Increase” (the “Incremental Term B-2 Loan Lender” and, together with the Incremental Term B-1 Lender, the “Incremental Term Loan Lenders”) hereby provides the 2020 Term B-2 Commitment Increase set forth opposite its name on Annex I attached hereto under the caption “2020 Term B-2 Commitment Increase” on the terms and subject to the conditions provided for herein. The 2020 Term B-2 Commitment Increase shall terminate upon funding of the 2020 Term B-2 Loans.

(c) The 2020 Term Commitment Increases shall be provided in accordance with, and be subject to all of the terms and conditions set forth in, the Credit Agreement (including, without limitation, Section 2.14 thereof).

1.2 Credit Agreement Governs.

(a) Effective as of the First Amendment Effective Date, upon the effectiveness of this Amendment (but prior to (i) the repayment of the Existing Term B-1 Loans (including the 2020 Term B-1 Loans) with the proceeds of the 2020 Specified Refinancing Term B-1 Loans and (ii) the repayment of the Existing Term B-2 Loans (including the 2020 Term B-2 Loans) with the proceeds of the 2020 Specified Refinancing Term B-2 Loans), the 2020 Term B-1 Loans (i) shall be on the same terms as, and become part of, the Initial Term B-1 Loans and (ii) shall constitute, and be of the same Term Loan Tranche as, the Initial Term B-1 Loans (provided that the 2020 Term B-1 Loans shall not accrue interest for any period prior to the First Amendment Effective Date and the U.S. Borrower shall not be required to pay interest on the 2020 Term B-1 Loans pursuant to Section 2.08 of the Credit Agreement for any period prior to the First Amendment Effective Date).

(b) Effective as of the First Amendment Effective Date, upon the effectiveness of this Amendment (but prior to (i) the repayment of the Existing Term B-2 Loans (including the 2020 Term B-2 Loans) with the proceeds of the 2020 Specified Refinancing Term B-2 Loans and (ii) the repayment of the Existing Term B-1 Loans (including the 2020 Term B-1 Loans) with the proceeds of the 2020 Specified Refinancing Term B-1 Loans), the 2020 Term B-2 Loans (i) shall be on the same terms as, and become part of, the Initial Term B-2 Loans and (ii) shall constitute, and be of the same Term Loan Tranche as, the Initial Term B-2 Loans (provided that the 2020 Term B-2 Loans shall not accrue interest for any period prior to the First Amendment Effective Date and the Canadian Borrower shall not be required to pay interest on the 2020 Term B-2 Loans pursuant to Section 2.08 of the Credit Agreement for any period prior to the First Amendment Effective Date).

1.3 Incremental Amount. The 2020 Term Commitment Increases shall be incurred pursuant to the Ratio-Based Incremental Facility under the Credit Agreement.

1.4 Use of Proceeds. The proceeds of the 2020 Term Loans shall be applied toward the making of a voluntary prepayment of Indebtedness under the ABL Credit Agreement (without, for the avoidance of doubt, a corresponding reduction in commitments thereunder) and to pay any fees, expenses and OID due and owing in connection with the 2020 Term Loans to the extent invoiced at least three Business Days prior to the First Amendment Effective Date in accordance with Section 4.2 hereof.

SECTION 2. SPECIFIED REFINANCING TERM FACILITIES.

2.1 Specified Refinancing Term Loans.

(a) Each 2020 Specified Refinancing Term B-1 Lender hereby agrees to make 2020 Specified Refinancing Term B-1 Loans to the U.S. Borrower in the aggregate amount specified opposite its name on Annex II attached hereto under the caption “2020 Specified Refinancing Term B-1 Facility” on the First Amendment Effective Date. The commitments of the 2020 Specified Refinancing Term B-1 Lenders pursuant to this Section 2.1(a) shall terminate upon funding of the 2020 Specified Refinancing Term B-1 Loans.

(b) Each 2020 Specified Refinancing Term B-2 Lender hereby agrees to make 2020 Specified Refinancing Term B-2 Loans to the Canadian Borrower in the aggregate amount specified opposite its name on Annex II attached hereto under the caption “2020 Specified Refinancing Term B-2 Facility” on the First Amendment Effective Date. The commitments of the 2020 Specified Refinancing Term B-2 Lenders pursuant to this Section 2.1(b) shall terminate upon funding of the 2020 Specified Refinancing Term B-2 Loans.

(c) Once repaid, the 2020 Specified Refinancing Term Loans may not be reborrowed (it being understood, however, that prepayments will be taken into account for purposes of any Prepayment-Based Incremental Facility to the extent provided by Section 2.14 of the Amended Credit Agreement). Pursuant to Section 2.18 of the Credit Agreement, the 2020 Specified Refinancing Term Loans shall have the terms set forth in this Amendment and in the Amended Credit Agreement.

2.2 Applicable Rate.

(a) The 2020 Specified Refinancing Term B-1 Loans may from time to time be Eurocurrency Rate Loans or Base Rate Loans, as determined by the U.S. Borrower and notified to the Administrative Agent in accordance with Section 2.02 of the Credit Agreement. The Applicable Rate for 2020 Specified Refinancing Term B-1 Loans shall be as set forth in the Amended Credit Agreement.

(b) The 2020 Specified Refinancing Term B-2 Loans may from time to time be Eurocurrency Rate Loans or Base Rate Loans, as determined by the Canadian Borrower and notified to the Administrative Agent in accordance with Section 2.02 of the Credit Agreement. The Applicable Rate for 2020 Specified Refinancing Term B-2 Loans shall be as set forth in the Amended Credit Agreement.

2.3 Use of Proceeds. The proceeds of the 2020 Specified Refinancing Term Loans shall be applied toward the payment of (a)(i) in the case of the 2020 Specified Refinancing Term B-1 Loans, the aggregate outstanding principal amount of the Existing Term B-1 Loans (including the 2020 Term B-1 Loans), and (ii) in the case of the 2020 Specified Refinancing Term B-2 Loans, the aggregate outstanding principal amount of the Existing Term B-2 Loans (including the 2020 Term B-2 Loans), (b) general corporate purposes (including acquisitions permitted under the Amended Credit Agreement) and (c) fees, expenses and original issue discount payable in connection with the 2020 Specified Refinancing Term Loans.

2.4 Credit Agreement Governs. Effective as of the First Amendment Effective Date, except as set forth in this Amendment, (a) the 2020 Specified Refinancing Term Loans shall be Specified Refinancing Debt and Specified Refinancing Term Loans (under and as defined in the Credit Agreement), and (b) this Amendment shall be a Refinancing Amendment (under and as defined in the Credit Agreement).

2.5 Credit Agreement Refinancing Amendments. Effective as of the First Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the correct alphabetical order:

“2020 Specified Refinancing Term B-1 Loans” means the “2020 Specified Refinancing Term B-1 Loans” as defined in the First Amendment.

“2020 Specified Refinancing Term B-2 Loans” means the “2020 Specified Refinancing Term B-2 Loans” as defined in the First Amendment.

“2020 Specified Refinancing Term Loans” means the 2020 Specified Refinancing Term B-1 Loans and the 2020 Specified Refinancing Term B-2 Loans.

“First Amendment” means Amendment No. 1 to the Credit Agreement, dated as of February 12, 2020, among Holdings, the Borrowers, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

(b) Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

(a) a percentage per annum equal to, with respect to the Initial Term B-1 Loans, (i) from the Closing Date until the first Business Day that immediately follows the date on which a Compliance Certificate is delivered pursuant to Section 6.02(a) in respect of the first full fiscal quarter ending after the Closing Date, 4.00% per annum for Eurocurrency Rate Loans and 3.00% per annum for Base Rate Loans; (ii) thereafter until the First Amendment Effective Date, the applicable percentage per annum set forth below, as determined by reference to the Consolidated First Lien Net Leverage Ratio, as set forth in the then most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate Loans	Base Rate Loans
1	Equal to or greater than 4.25:1.00	4.00%	3.00%
2	Less than 4.25:1.00	3.75%	2.75%

; (iii) from the First Amendment Effective Date until the first Business Day that immediately follows the date on which a Compliance Certificate is delivered pursuant to Section 6.02(a) in respect of the first full fiscal quarter ending after the First Amendment Effective Date, 3.50% per annum for Eurocurrency Rate Loans and 2.50% per annum for Base Rate Loans; and (iv) thereafter, the applicable percentage per annum set forth below, as determined by reference to the Consolidated First Lien Net Leverage Ratio, as set forth in the then most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate Loans	Base Rate Loans
1	Equal to or greater than 4.25:1.00	3.50%	2.50%
2	Less than 4.25:1.00	3.25%	2.25%

; provided, that, upon the consummation of a Qualified IPO, the Applicable Rate with respect to Initial Term B-1 Loans will be reduced by 0.25%;

(c) Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

(b) a percentage per annum equal to, with respect to the Initial Term B-2 Loans, (i) from the Closing Date until the first Business Day that immediately follows the date on which a Compliance Certificate is delivered pursuant to Section 6.02(a) in respect of the first full fiscal quarter ending after the Closing Date, 4.00% per annum for Eurocurrency Rate Loans and 3.00% per annum for Base Rate Loans; (ii) thereafter until the First Amendment Effective Date, the applicable percentage per annum set forth below, as determined by reference to the Consolidated First Lien Net Leverage Ratio, as set forth in the then most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate Loans	Base Rate Loans
1	Equal to or greater than 4.25:1.00	4.00%	3.00%
2	Less than 4.25:1.00	3.75%	2.75%

, (iii) from the First Amendment Effective Date until the first Business Day that immediately follows the date on which a Compliance Certificate is delivered pursuant to Section 6.02(a) in respect of the first full fiscal quarter ending after the First Amendment Effective Date, 3.50% per annum for Eurocurrency Rate Loans and 2.50% per annum for Base Rate Loans; and (iv) thereafter, the applicable percentage per annum set forth below, as determined by reference to the Consolidated First Lien Net Leverage Ratio, as set forth in the then most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate Loans	Base Rate Loans
1	Equal to or greater than 4.25:1.00	3.50%	2.50%
2	Less than 4.25:1.00	3.25%	2.25%

; provided, that, upon the consummation of a Qualified IPO, the Applicable Rate with respect to Initial Term B-2 Loans will be reduced by 0.25%;

(d) The definition of “Initial Term B-1 Loans” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

““Initial Term B-1 Loans” means (a) prior to the First Amendment Effective Date, the Term B-1 Loans made by the Term B-1 Lenders on the Closing Date to the U.S. Borrower pursuant to Section 2.01(a), and (b) from and after the First Amendment Effective Date, the 2020 Specified Refinancing Term B-1 Loans.”

(e) The definition of “Initial Term B-2 Loans” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

““Initial Term B-2 Loans” means (a) prior to the First Amendment Effective Date, the Term B-2 Loans made by the Term B-2 Lenders on the Closing Date to the Canadian Borrower pursuant to Section 2.01(a), and (b) from and after the First Amendment Effective Date, the 2020 Specified Refinancing Term B-2 Loans.”

(f) Section 2.01(a) of the Credit Agreement shall be amended to delete the text “(the “Initial Term B-1 Loans”)” therein.

(g) Section 2.01(a) of the Credit Agreement shall be amended to delete the text “(the “Initial Term B-2 Loans”)” therein.

(h) Section 2.05(a)(iii) of the Credit Agreement shall be amended and restated in its entirety as follows:

“If any Borrower (A) makes a voluntary prepayment of any Initial Term Loans pursuant to this Section 2.05(a) resulting in a Repricing Event, (B) effects an amendment with respect to Initial Term Loans resulting in a Repricing Event or (C) makes a prepayment of any Initial Term Loans pursuant to Section 2.05(b)(iii) resulting in a Repricing Event, in each case prior to the six-month anniversary of the First Amendment Effective Date, such Borrower shall pay to the Administrative Agent, for the ratable account of the applicable Term Lenders, a prepayment premium in an amount equal to 1.00% of the principal amount prepaid (or in the case of clause (B), a prepayment premium in an amount equal to 1.00% of the principal amount of affected Term Loans held by Term Lenders not consenting to such amendment).”

(i) Section 2.07(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

(a) “Initial Term B-1 Loans. The U.S. Borrower shall repay to the Administrative Agent for the ratable account of the applicable Term B-1 Lenders the aggregate principal amount of all Initial Term B-1 Loans outstanding in consecutive quarterly installments as follows (which installments shall, to the extent applicable, be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 and 2.06, or be increased as a result of any increase in the amount of Initial Term B-1 Loans pursuant to Section 2.14 (such increased amortization payments to be calculated in the same manner (and on the same basis) as the schedule set forth below for the Initial Term B-1 Loans made as of the Closing Date)):

Date	Amount
The last Business Day of the fiscal quarter ending on December 31, 2019	0.25% of the aggregate principal amount of the Initial Term B-1 Loans on the Closing Date

The last Business Day of each fiscal quarter ending prior to the Maturity Date for the Term B-1 Facility starting with the fiscal quarter ending on March 31, 2020	0.2506265664% of the aggregate principal amount of the Initial Term B-1 Loans on the First Amendment Effective Date

Maturity Date for the Term B-1 Facility	All unpaid aggregate principal amounts of any outstanding Initial Term B-1 Loans provided, however, that (i) if the date scheduled for any principal repayment installment is not a Business Day, such principal repayment installment shall be repaid on the next preceding Business Day, and (ii) the final principal repayment installment of the Initial Term B-1 Loans shall be repaid on the Maturity Date for the Initial Term B-1 Loans and in any event shall be in an amount equal to the aggregate principal amount of all Initial Term B-1 Loans outstanding on such date.

(j) Section 2.07(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

(a) “Initial Term B-2 Loans. The Canadian Borrower shall repay to the Administrative Agent for the ratable account of the applicable Term B-2 Lenders the aggregate principal amount of all Initial Term B-2 Loans outstanding in consecutive quarterly installments as follows (which installments shall, to the extent applicable, be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 and 2.06, or be increased as a result of any increase in the amount of Initial Term B-2 Loans pursuant to Section 2.14 (such increased amortization payments to be calculated in the same manner (and on the same basis) as the schedule set forth below for the Initial Term B-2 Loans made as of the Closing Date)):

Date	Amount
The last Business Day of the fiscal quarter ending on December 31, 2019	0.25% of the aggregate principal amount of the Initial Term B-2 Loans on the Closing Date

The last Business Day of each fiscal quarter ending prior to the Maturity Date for the Term B-2 Facility starting with the fiscal quarter ending on March 31, 2020	0.2506265664% of the aggregate principal amount of the Initial Term B-2 Loans on the First Amendment Effective Date

Maturity Date for the Term B-2 Facility	All unpaid aggregate principal amounts of any outstanding Initial Term B-2 Loans provided, however, that (i) if the date scheduled for any principal repayment installment is not a Business Day, such principal repayment installment shall be repaid on the next preceding Business Day, and (ii) the final principal repayment installment of the Initial Term B-2 Loans shall be repaid on the Maturity Date for the Initial Term B-2 Loans and in any event shall be in an amount equal to the aggregate principal amount of all Initial Term B-2 Loans outstanding on such date.

(k) Section 3.08(c) of the Credit Agreement shall be amended and restated in its entirety as follows:

“In the event that (i) the Borrower Representative or the Administrative Agent has requested the Lenders to consent to a waiver of any provisions of the Loan Documents or to agree to any amendment or other modification thereto, (ii) the waiver, amendment or modification in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain class of the Loans and (iii) the Required Lenders or Majority Lenders of the applicable class, as applicable, have agreed to such waiver, amendment or modification, then any Lender who does not agree to such waiver, amendment or modification, in each case, shall be deemed a “Non-Consenting Lender”; provided, that the term “Non-Consenting Lender” shall also include any Lender that (x) rejects (or is deemed to reject) an Extension under Section 2.19, which Extension has been accepted by at least the Majority Lenders of the respective Tranche of Loans whose Loans and/or Commitments are to be extended pursuant to such Extension and (y) does not elect to become a lender in respect of any Specified Refinancing Debt pursuant to Section 2.18. For the avoidance of doubt, if any applicable Lender shall be deemed a Non-Consenting Lender and is required to assign all or any portion of its Initial Term Loans or its Initial Term Loans are prepaid by the applicable Borrower, pursuant to Section 3.08(a) on or prior to the date that is 6 months after the First Amendment Effective Date in connection with any such waiver, amendment or modification constituting a Repricing Event, the applicable Borrower shall pay such Non-Consenting Lender a fee equal to 1.00% of the principal amount of the Initial Term Loans so assigned or prepaid.”

(l) Section 5.07 of the Credit Agreement shall be amended by inserting the text “made on the Closing Date” after the text “the Initial Term Loans” therein.

2.6 Interest Periods. The Interest Period for any Borrowings to be made on the First Amendment Effective Date (which Interest Period shall commence on the First Amendment Effective Date) may end on March 31, 2020.

SECTION 3. ADDITIONAL AMENDMENTS TO THE CREDIT AGREEMENT.

3.1 Additional Amendments to the Credit Agreement. Effective as of the First Amendment Effective Date, a new Section 10.27 is hereby added to the Credit Agreement as follows:

“Section 10.27 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 10.27, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

SECTION 4. CONDITIONS PRECEDENT.

This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

4.1 Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment, duly executed by each Loan Party, the Administrative Agent, each Incremental Term Loan Lender, each 2020 Specified Refinancing Term Lender and, without duplication, any additional Lenders constituting the Required Lenders;

(b) a solvency certificate signed by the chief financial officer (or an officer with equivalent responsibilities) of the U.S. Borrower, substantially in the form of Exhibit M of the Credit Agreement;

(c) such customary resolutions or other action of each Loan Party as the Administrative Agent may require evidencing the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and such documents and certifications (including, without limitation, incumbency certificates, Organization Documents and, if applicable, good standing certificates) as the Administrative Agent may reasonably require to evidence that each of the Loan Parties is duly organized or formed, and that each of the Loan Parties is validly existing and in good standing;

(d) an executed legal opinion of (i) Latham & Watkins LLP, special New York counsel to the Holdings, the Borrowers and the Subsidiary Guarantors, (ii) Stikeman Elliott LLP, special British Columbia counsel to the Canadian Borrower and the Subsidiary Guarantors that are Canadian Subsidiaries, and (iii) Ice Miller LLP, special Ohio counsel to the Subsidiary Guarantors that are organized under the laws of the State of Ohio, in each case, addressed to the Administrative Agent, the Collateral Agent and each Lender party hereto, in form and substance reasonably acceptable to the Administrative Agent;

(e) a notice of prepayment in accordance with Section 2.05(a)(i) of the Credit Agreement; provided, that, for the avoidance of doubt, this Section 4.1(e) shall be deemed to be the required notice of voluntary prepayment in connection with the prepayment of the Existing Term Loans; and

(f) a Committed Loan Notice from the Borrowers with respect to (a) the 2020 Term Commitment Increases and (b) the 2020 Specified Refinancing Term Loans.

4.2 Fees and Expenses. All fees and reimbursable expenses that have been invoiced in reasonable detail at least three Business Days prior to the First Amendment Effective Date that are due and payable to any Person under any engagement letter entered into in connection with this Amendment shall have been paid in full in immediately available funds.

4.3 Representations and Warranties. After giving effect to this Amendment (including the funding of the 2020 Term Loans and the 2020 Specified Refinancing Term Loans), the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 4.3, the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and (b), respectively, of the Credit Agreement prior to the First Amendment Effective Date.

4.4 No Event of Default. No Event of Default shall exist, or would result immediately after giving effect to the provisions of this Amendment (including the funding of the 2020 Term Loans and the 2020 Specified Refinancing Term Loans).

4.5 Officer’s Certificate. A Responsible Officer of the U.S. Borrower shall have delivered a certificate certifying as to the matters set forth in Sections 4.3 and 4.4.

4.6 Minimum Refinancing Condition. The aggregate principal amount of the 2020 Specified Refinancing Term B-1 Loans shall not be greater, or less, than the aggregate principal amount of the Existing Term B-1 Loans (including the 2020 Term B-1 Loans). The aggregate principal amount of the 2020 Specified Refinancing Term B-2 Loans shall not be greater, or less, than the aggregate principal amount of the Existing Term B-2 Loans (including the 2020 Term B-2 Loans).

The parties hereto hereby acknowledge and agree that, on the First Amendment Effective Date, (a) the 2020 Term Loans shall be funded prior to the funding of the 2020 Specified Refinancing Term Loans, (b) the 2020 Term B-1 Loans shall be repaid with the proceeds of the 2020 Specified Refinancing Term B-1 Loans and (c) the 2020 Term B-2 Loans shall be repaid with the proceeds of the 2020 Specified Refinancing Term B-2 Loans.

SECTION 5. MISCELLANEOUS

5.1 Reference to and Effect on the Loan Documents.

(a) As of the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents and the Closing Date Collateral Allocation Agreement to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement, all other Loan Documents and the Closing Date Collateral Allocation Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any L/C Issuer under the Credit Agreement, any Loan Document or the Closing Date Collateral Allocation Agreement, or constitute a waiver or amendment of any other provision of the Credit Agreement, any Loan Document or the Closing Date Collateral Allocation Agreement (as amended hereby) except as and to the extent expressly set forth herein.

5.2 Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and the other Loan Documents delivered in connection herewith) as provided in Section 10.04 of the Credit Agreement.

5.3 Reaffirmation. Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the First Amendment Effective Date, that its guarantee of the U.S. Obligations and/or the Canadian Obligations, as applicable, under the applicable Guaranty and its grant of Liens on the Collateral to secure the U.S. Obligations and/or the Canadian Obligations, as applicable, pursuant to each Collateral Document to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Loan Parties under the Loan Documents (including the Amended Credit Agreement and including the obligations of the Loan Parties in respect of the 2020 Term Loans and the 2020 Specified Refinancing Term Loans) subject to any limitations set out in the Amended Credit Agreement and any other Loan Document applicable to that Loan Party. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

5.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

5.5 Governing Law. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS AMENDMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.6 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

5.7 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

5.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

DYNASTY INTERMEDIATE CO., INC., as Holdings

By:	/s/ Russell W. Ford
Name: Russell W. Ford
Title: Chief Executive Officer

DYNASTY ACQUISITION CO., INC., as the U.S. Borrower

By:	/s/ Russell W. Ford
Name: Russell W. Ford
Title: Chief Executive Officer

STANDARD AERO LIMITED, as the Canadian Borrower

By:	/s/ Russell W. Ford
Name: Russell W. Ford
Title: Chief Executive Officer and President

[Signature Page to StandardAero Amendment No. 1]

SOLELY WITH RESPECT TO SECTION 5.3:

ASSOCIATED AIR CENTER INTERNATIONAL,
INC.
ASSOCIATED AIR CENTER, INC.
JET AVIATION SPECIALISTS, LLC
MRO ACQUISITION LLC
PAS INTERNATIONAL HOLDINGS, INC.
PAS TECHNOLOGIES INC.
PIEDMONT/HAWTHORNE ASSOCIATED, INC.
PIEDMONT/HAWTHORNE HOLDINGS, INC.
STANDARD AERO (ALLIANCE) INC.
STANDARD AERO (SAN ANTONIO) INC.
STANDARD AERO (US), INC.
STANDARD AERO CANADA, INC.
STANDARD AERO CANADA ULC
STANDARD AERO HOLDINGS, INC.
STANDARD AERO MATERIALS, INC.
STANDARD AERO NOVA SCOTIA COMPANY
STANDARD AERO, INC.
STANDARDAERO AVIATION SOLUTIONS, INC.
STANDARDAERO BUSINESS AVIATION
SERVICES, LLC
STANDARDAERO COMPONENT SERVICES, INC.
STANDARDAERO HOLDING CORP., each as a Subsidiary Guarantor

By:	/s/ Michael Scott
Name: Michael Scott
Title: Chief Financial Officer and Treasurer

VECTOR AEROSPACE USA, INC.
VECTOR AEROSPACE ENGINE SERVICES-ATLANTIC INC., each as a Subsidiary Guarantor

By:	/s/ Michael Scott
Name: Michael Scott
Title: Vice President

[Signature Page to StandardAero Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Signature Page to StandardAero Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Incremental Term B-1 Loan Lender

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Signature Page to StandardAero Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Incremental Term B-2 Loan Lender

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Signature Page to StandardAero Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 2020 Specified Refinancing Term B-1 Lender

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Signature Page to StandardAero Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 2020 Specified Refinancing Term B-2 Lender

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Signature Page to StandardAero Amendment No. 1]

Annex I

2020 Term B-1 Commitment Increase:

Incremental Term B-1 Loan Lender	Amount
Credit Suisse AG, Cayman Islands Branch	$130,069,930.00

2020 Term B-2 Commitment Increase:

Incremental Term B-2 Loan Lender	Amount
Credit Suisse AG, Cayman Islands Branch	$69,930,070.00

Annex II

2020 Specified Refinancing Term B-1 Facility:

2020 Specified Refinancing Term B-1 Lender	Amount
Credit Suisse AG, Cayman Islands Branch	$1,521,582,430.00

2020 Specified Refinancing Term B-2 Facility:

2020 Specified Refinancing Term B-2 Lender	Amount
Credit Suisse AG, Cayman Islands Branch	$818,055,070.00